                                                                    EXHIBIT 99.1

                            SUPPLEMENTAL INFORMATION
                                   (UNAUDITED)


                               SEPTEMBER 30, 2000





                         [GRAPHIC OMITTED]  CORPORATE
                                               OFFICE
                                           PROPERTIES

                        CORPORATE OFFICE PROPERTIES TRUST
                  INDEX TO SUPPLEMENTAL INFORMATION (UNAUDITED)
                               SEPTEMBER 30, 2000


HIGHLIGHTS AND DISCUSSION                                                   PAGE
   Reporting Period Highlights-Third Quarter 2000............................1

FINANCIAL STATEMENTS
   Quarterly Selected Financial Summary Data.................................3
   Quarterly Consolidated Balance Sheets.....................................4
   Quarterly Consolidated Statements of Operations and Funds From
      Operations (FFO).......................................................5
   Quarterly Consolidated Statements of Operations and FFO per
      Diluted Share..........................................................6
   Quarterly Consolidated Statements of Operations and FFO as a
      Percentage of Total Revenues...........................................7

SELECTED FINANCIAL ANALYSES
   Quarterly Equity Analysis.................................................8
   Quarterly Valuation Analysis..............................................9
   Quarterly Debt Analysis..................................................10
   Quarterly Operating Ratios...............................................11
   Quarterly Dividend Analysis..............................................12
   Investor Composition and Analyst Coverage................................13
   Debt Maturity Schedule - September  30, 2000.............................14

PORTFOLIO SUMMARY
   Property Summary by Region - September 30, 2000..........................15
   Property Occupancy Rates by Region by Quarter............................17
   Top Twenty Office Tenants as of September 30, 2000.......................18
   Total Rental Revenue and Net Operating Income by Geographic
      Region by Quarter.....................................................19
   Same Office Property Cash and GAAP Net Operating Income by Quarter.......20
   Office Lease Expiration Analysis by Year.................................21
   Year to Date and Quarterly Office Renewal Analysis.......................22
   Acquisition and Disposition Summary as of September 30, 2000.............24
   Development Summary as of September 30, 2000.............................25

TO MEMBERS OF THE INVESTMENT COMMUNITY:

We prepared this supplemental information package to provide you with additional detail on our properties and operations. The information in this package is unaudited, filed with the Securities and Exchange Commission, and should be read in conjunction with our quarterly and annual reports. If you have any questions or comments, please contact Ms. Sara L. Grootwassink, Vice President, Finance and Investor Relations at (410) 992-7324 or sara.grootwassink@copt.com.

REPORTING PERIOD HIGHLIGHTS - THIRD QUARTER 2000

FINANCIAL RESULTS

- Reported FFO - diluted of $9,550,000 or $.30 per share/unit for the third quarter of 2000 as compared to $7,842,000 or $.27 per share/unit for the comparable 1999 period, representing an increase of 11.1% per share/unit. FFO
   - diluted increased $1,708,000 or 21.8% over the comparable 1999 period.
- Reported AFFO - diluted of $6,691,000 or $.23 per share/unit for the third quarter of 2000 as compared to $6,565,000 or $.22 per share/unit for the comparable 1999 period, representing an increase of 4.5% per share/unit.
- For the nine months ended September 30, 2000, reported FFO - diluted of $27,700,000 or $.86 per share/unit as compared to $23,161,000 or $.79 per share/unit for the same nine month period in 1999, representing an increase of 8.9% per share/unit. Similarly, reported AFFO - diluted of $20,658,000 or $.69 per share/unit for the same nine month period as compared to $19,237,000 or $.66 per share/unit, representing an increase of 4.5% per share/unit.

FINANCING AND CAPITAL TRANSACTIONS

- On September 28, 2000, Constellation Real Estate, Inc. converted 984,307 Series A preferred shares into 1,845,378 common shares (1.8748 conversion ratio).
- We increased our common dividend by 5.3% from $.19 to $.20 per share.
- Our debt to market capitalization is 56.9% and our debt to undepreciated book value of real estate assets is 59.9% as of September 30, 2000. We achieved an EBITDA interest coverage ratio of 2.36x for this quarter and 2.40x for the first nine months of 2000.
- We refinanced two construction loans into a $17,650,000 five-year permanent loan bearing interest at a fixed rate of 8.3%. In addition, we converted another construction loan into an $8,000,000 six-year permanent loan bearing interest at a fixed rate of 8.35%.
- We purchased an interest rate cap on LIBOR of 7.0% on a $50.0 million notional amount for a one-year period.

OPERATIONS

- We renewed 68.7% of our office leases (based upon square footage) representing 212,695 square feet with an average capital cost of $12.57 per square foot during the 3rd quarter. We realized increases in base and total rents on a straight-line basis of 14.8% and 9.7%, respectively, as measured from the GAAP straight-line rent in effect preceding the renewal date. Base and total rent on a cash basis increased 6.5% and 2.0%, respectively, on this renewed and retenanted space.
- Overall occupancy was 97.3% as of September 30, 2000. Occupancy rates exceeded 97.5% in the Baltimore/Washington Corridor, which represents 57.9% of our office square footage and 63.1% of our total office revenues for the 3rd quarter of 2000. We were 98.3% leased as of September 30, 2000 for our office portfolio.
- Weighted average lease term of our office portfolio is 4.7 years as of September 30, 2000 with an average contractual rental rate (including tenant reimbursements for operating costs) of $17.35 per square foot.
- Same office properties constitute 58 buildings of which 63.8% are located in the Baltimore/Washington Corridor. In the third quarter of 2000, these same office properties contributed 73.5% of our office portfolio's revenues. Same property cash NOI increased 5.2% over the third quarter of 1999. This same property cash NOI represents 77.0% of our third quarter cash NOI.

DEVELOPMENT

- We have 6 buildings under construction totaling approximately 559,218 square feet with an anticipated cost of $89.2 million and 41.2% pre-leasing. In July, TASC, Inc., an existing tenant, signed a 61,250 square foot seven-year lease in the building known as 201 NBP. Coca-Cola Company signed a 27,414 square foot five-year lease at 6750 Alexander Bell, one of our development properties located in Columbia Gateway Business Park.
- Our 3 properties under development will add 285,000 square feet to our portfolio and are anticipated to cost $49.8 million. In July, Computer Sciences Corporation signed a 150,000 square foot ten-year lease for the entire building known as 211 NBP. We have achieved 56.1% pre-leasing on our development properties.
- This combined planned growth represents 13.3% of the existing square footage of our operating properties as of September 30, 2000 and 18.7% of our net investment in real estate.

SUBSEQUENT EVENTS

- On October 14, 2000, our $100 million Term Credit Facility converted from a fixed-rate loan to LIBOR plus 175. The maturity date has been extended through October 13, 2001 with a remaining option to extend for one year.


NOTE: THIS SUPPLEMENTAL INFORMATION CONTAINS "FORWARD LOOKING" STATEMENTS, AS DEFINED IN THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995, THAT ARE BASED ON THE COMPANY'S CURRENT EXPECTATIONS, ESTIMATES AND PROJECTIONS ABOUT FUTURE EVENTS AND FINANCIAL TRENDS AFFECTING THE FINANCIAL CONDITION OF THE BUSINESS. STATEMENTS THAT ARE NOT HISTORICAL FACTS, INCLUDING STATEMENTS ABOUT THE COMPANY'S BELIEFS AND EXPECTATIONS, ARE FORWARD-LOOKING STATEMENTS. THESE STATEMENTS ARE NOT GUARANTEES OF FUTURE PERFORMANCE, EVENTS OR RESULTS AND INVOLVE POTENTIAL RISKS AND UNCERTAINTIES. ACCORDINGLY, ACTUAL RESULTS MAY DIFFER MATERIALLY. THE COMPANY UNDERTAKES NO OBLIGATIONS TO PUBLICLY UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENTS, WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE. FOR FURTHER INFORMATION, PLEASE REFER TO THE COMPANY'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION.

                    QUARTERLY SELECTED FINANCIAL SUMMARY DATA
                             (DOLLARS IN THOUSANDS)


                                                      2000                               1999
                                       -----------------------------------     -------------------------
                                       September 30   June 30     March 31     December 31  September 30
                                       ------------   -------     --------     -----------  ------------

Total Revenues                          $ 28,039     $ 26,417     $ 25,861     $ 22,587     $ 20,460

Net Operating Income                      19,989       18,980       18,253       16,701       14,409

EBITDA                                    18,559       17,772       16,952       15,728       13,735

Net Income before Preferred Dividends      3,685        3,712        3,649        3,934        4,046
Preferred Dividends                         (781)      (1,119)      (1,120)      (1,118)      (1,060)
                                        --------     --------     --------     --------     --------

NET INCOME AVAILABLE
  TO COMMON SHAREHOLDERS                $  2,904     $  2,593     $  2,530     $  2,816     $  2,986
                                        ========     ========     ========     ========     ========


Funds From Operations (FFO) - Diluted   $  9,550     $  9,250     $  8,900     $  8,240     $  7,842
FFO PER DILUTED SHARE                   $   0.30     $   0.29     $   0.28     $   0.28     $   0.27

Adjusted FFO - Diluted(A)               $  6,691     $  7,634     $  7,429     $  6,818     $  6,565
ADJUSTED FFO PER DILUTED SHARE          $   0.23     $   0.24     $   0.23     $   0.23     $   0.22

Payout Ratios:

  FFO - DILUTED(B)                         67.42%       66.02%       68.95%       68.54%       63.90%

  AFFO - DILUTED(C)                        87.68%       80.00%       82.61%       82.83%       76.33%

TOTAL DIVIDENDS/DISTRIBUTIONS           $  7,220     $  6,888     $  6,918     $  6,427     $  5,732

(A) For the quarter ended September 30, 2000, the Series C convertible preferred units were anti-dilutive for AFFO calculations. Thus, in computing AFFO, the quarterly dividend of $572 was included in the numerator and the related 2,421 of Series C convertible preferred units (as if already converted into common shares) were excluded from the denominator.

(B) Computed by dividing total dividends/distributions (except for dividends on Series B Cumulative Redeemable Preferred Shares which are subtracted to calculate FFO) by FFO diluted.

(C) Computed by dividing total dividends/distributions (except for dividends on Series B Cumulative Redeemable Preferred Shares which are subtracted to calculate AFFO) by AFFO diluted. In addition, for the quarter ended September 30, 2000, the quarterly Series C preferred unit dividend of $572 was excluded from the numerator.

                      QUARTERLY CONSOLIDATED BALANCE SHEETS
                  (DOLLARS IN THOUSANDS EXCEPT PER SHARE DATA)


                                                                              2000                               1999
                                                              -----------------------------------     -------------------------
                                                              September 30   June 30     March 31     December 31  September 30
                                                              ------------   -------     --------     -----------  ------------

ASSETS
   Investment in real estate:
   Land - operational                                          $ 136,723    $ 141,646    $ 137,075    $ 135,640    $ 112,810
   Land - development                                             21,888       15,888       16,332       13,158       10,150
   Construction in progress                                       21,579       20,300       25,832       20,667       16,203
   Buildings and improvements                                    585,067      575,531      551,332      544,968      452,810
   Furniture, fixtures and equipment                                 345          345          345          335          335
   Less: accumulated depreciation                                (29,639)     (25,650)     (22,027)     (18,279)     (14,960)
                                                               ---------    ---------    ---------    ---------    ---------
      NET INVESTMENT IN REAL ESTATE                              735,963      728,060      708,889      696,489      577,348


   Cash and cash equivalents                                       3,259          630          869        2,376          957
   Restricted cash                                                 2,007        2,903        2,507        2,041        1,064
   Accounts receivable, net                                        3,571        3,386        2,080        1,928        1,887
   Investment in and advances to other unconsolidated entities     4,074        4,095        4,393        3,661        1,697
   Investment in and advances to real estate joint ventures        8,606           --           --           --       37,199
   Deferred rent receivable                                        7,882        6,010        5,378        4,634        4,000
   Deferred charges, net                                          12,667       10,953        8,133        7,525        5,592
   Prepaid and other assets                                        6,836        4,197        2,551        2,380        3,377
                                                               ---------    ---------    ---------    ---------    ---------
      TOTAL ASSETS                                             $ 784,865    $ 760,234    $ 734,800    $ 721,034    $ 633,121
                                                               =========    =========    =========    =========    =========

LIABILITIES AND BENEFICIARIES' EQUITY
Liabilities:
   Mortgage loans payable                                      $ 465,696    $ 436,679    $ 412,191    $ 399,627    $ 336,643
   Accounts payable and accrued expenses                           6,435       11,245        7,929        6,597        5,303
   Rents received in advance and security deposits                 5,351        4,277        4,168        3,776        2,996
   Dividends/distributions payable                                 7,090        6,757        6,787        6,298        5,732
   Other liabilities                                                  --           --           --           --        1,393
                                                               ---------    ---------    ---------    ---------    ---------
   TOTAL LIABILITIES                                             484,572      458,958      431,075      416,298      352,067
                                                               ---------    ---------    ---------    ---------    ---------

Minority interests:
   Preferred Units in the Operating Partnership                   24,367       24,367       24,367       24,367       52,500
   Common Units in the Operating Partnership                      81,402       78,720       80,422       88,170       26,643
   Other consolidated partnership                                    115          109          106           98           90
                                                               ---------    ---------    ---------    ---------    ---------
   TOTAL MINORITY INTERESTS                                      105,884      103,196      104,895      112,635       79,233
                                                               ---------    ---------    ---------    ---------    ---------

   COMMITMENTS AND CONTINGENCIES                                      --           --           --           --           --

Beneficiaries' equity:
   Preferred Shares ($0.01 par value; 5,000,000 authorized);
     1,025,000 designated as Series A Convertible Preferred
       Shares of beneficial interest (1 share issued as of
       September 30, 2000)                                            --           10           10           10           10
     1,725,000 designated as Series B Cumulative Redeemable
       Preferred Shares of beneficial interest (1,250,000
       issued as of September 30, 2000)                               12           12           12           12           12
   Common Shares of beneficial interest ($0.01 par value;
     45,000,000 authorized, 20,573,136 shares issued as of
     September 30, 2000)                                             206          187          185          176          172
   Treasury Shares, at cost (166,600 shares as of
     September 30, 2000)                                          (1,415)      (1,415)         (52)          --           --
Additional paid-in capital                                       209,384      211,978      210,524      202,867      208,725
Accumulated deficit                                              (10,379)      (9,293)      (8,450)      (7,547)      (7,098)
Value of unearned restricted Common Share grants                  (3,399)      (3,399)      (3,399)      (3,417)          --
                                                               ---------    ---------    ---------    ---------    ---------
   TOTAL BENEFICIARIES' EQUITY                                   194,409      198,080      198,830      192,101      201,821
                                                               ---------    ---------    ---------    ---------    ---------
   TOTAL BENEFICIARIES' EQUITY AND MINORITY INTERESTS            300,293      301,276      303,725      304,736      281,054
                                                               ---------    ---------    ---------    ---------    ---------
   TOTAL LIABILITIES AND BENEFICIARIES' EQUITY                 $ 784,865    $ 760,234    $ 734,800    $ 721,034    $ 633,121
                                                               =========    =========    =========    =========    =========

Note: Other unconsolidated entities include Corporate Office Management, Inc.
      (COMI), Corporate Development Services, LLC (CDS), Cornucopia Holdings, LLC, Corporate Management Services, LLC (CMS), Corporate Realty Management, LLC (CRM) and Martin G. Knott and Associates.

 QUARTERLY CONSOLIDATED STATEMENTS OF OPERATIONS AND FUNDS FROM OPERATIONS (FFO)
                             (DOLLARS IN THOUSANDS)


                                                                       2000                                   1999
                                                        -------------------------------------       -------------------------
                                                        September 30     June 30     March 31       December 31  September 30
                                                        ------------     -------     --------       -----------  ------------

REVENUES
  Rental revenue                                          $ 23,980      $ 23,154      $ 21,906      $ 19,222      $ 17,471
  Tenant recoveries and other revenue                        4,059         3,263         3,955         3,365         2,989
                                                          --------      --------      --------      --------      --------
    TOTAL REVENUES                                          28,039        26,417        25,861        22,587        20,460

EXPENSES
  Property operating                                         3,596         3,049         2,883         2,278         2,777
  Repairs and maintenance                                    3,018         3,065         3,439         2,485         2,208
  Real estate taxes                                          1,436         1,323         1,286         1,123         1,066
                                                          --------      --------      --------      --------      --------
    TOTAL PROPERTY EXPENSES                                  8,050         7,437         7,608         5,886         6,051

NET OPERATING INCOME                                        19,989        18,980        18,253        16,701        14,409

  General and administrative                                (1,319)       (1,160)       (1,348)         (888)         (631)
  Equity in (loss) income of unconsolidated entities          (111)          (48)           47           (85)          (43)
                                                          --------      --------      --------      --------      --------

EBITDA                                                      18,559        17,772        16,952        15,728        13,735

  Interest expense                                          (7,850)       (7,404)       (6,934)       (6,399)       (4,990)
  Series B Preferred Share dividends                          (781)         (780)         (781)         (780)         (721)
  Amortization of deferred financing costs                    (349)         (311)         (306)         (260)         (168)
  Depreciation on unconsolidated real estate entities           (3)           (3)           (3)          (16)           16
  Minority interestholders' share of operations                 (6)           (4)           (7)          (14)           --
  Depreciation of corporate FF&E                               (20)          (20)          (20)          (19)          (30)
                                                          --------      --------      --------      --------      --------

FUNDS FROM OPERATIONS (FFO) - DILUTED                        9,550         9,250         8,900         8,240         7,842

  Depreciation and other amortization                       (4,275)       (4,287)       (3,853)       (3,290)       (3,057)
  Gain on property sales                                        --            57            --            --            --
  Loss on early extinguishment of debt                        (109)          (42)           --           (65)           --
  Depreciation on unconsolidated real estate entities            3             3             3            16           (16)
  Minority interestholders' share of operations                  6             4             7            14            --
  Series B Preferred Share dividends                           781           780           781           780           721
                                                          --------      --------      --------      --------      --------

INCOME BEFORE MINORITY INTERESTS
  AND PREFERRED SHARE DIVIDENDS                              5,956         5,765         5,839         5,695         5,490

MINORITY INTERESTS:
  Preferred Units in Operating Partnership                    (572)         (548)         (548)          (61)         (853)
  Common Units in Operating Partnership                     (1,693)       (1,501)       (1,634)       (1,692)         (591)
  Other consolidated partnership                                (6)           (4)           (7)           (8)           --

Preferred Share dividends                                     (781)       (1,119)       (1,120)       (1,118)       (1,060)
                                                          --------      --------      --------      --------      --------

NET INCOME AVAILABLE TO COMMON SHAREHOLDERS               $  2,904      $  2,593      $  2,530      $  2,816      $  2,986
                                                          ========      ========      ========      ========      ========

FUNDS FROM OPERATIONS (FFO) - DILUTED                     $  9,550      $  9,250      $  8,900      $  8,240      $  7,842
  Preferred Units in Operating Partnership(1)                 (572)           --            --            --            --
  Straight line rents                                       (1,872)         (693)         (742)         (632)         (634)
  Non-incremental capital expenditures                        (415)         (923)         (729)         (790)         (643)
                                                          --------      --------      --------      --------      --------

ADJUSTED FUNDS FROM OPERATIONS - DILUTED                  $  6,691      $  7,634      $  7,429      $  6,818      $  6,565
                                                          ========      ========      ========      ========      ========

  Preferred dividends/distributions(2)                       1,353         1,668         1,668         1,179         1,913
  Common dividends/distributions                             5,867         5,220         5,250         5,248         3,819
                                                          --------      --------      --------      --------      --------

TOTAL DIVIDENDS/DISTRIBUTIONS                             $  7,220      $  6,888      $  6,918      $  6,427      $  5,732
                                                          ========      ========      ========      ========      ========

(1) For the quarter ended September 30, 2000, the Series C convertible preferred units were anti-dilutive for AFFO calculations. Thus, in computing AFFO, the quarterly dividend of $572 was included in the numerator and the related 2,421 of Series C convertible preferred units (as if already converted into common shares) were excluded from the denominator.

(2) Includes Series B Cumulative Redeemable Preferred Share dividends deducted for FFO/AFFO computations.

    QUARTERLY CONSOLIDATED STATEMENTS OF OPERATIONS AND FFO PER DILUTED SHARE
                              (SHARES IN THOUSANDS)


                                                                          2000                                     1999
                                                          ------------------------------------------    --------------------------
                                                          September 30     June 30         March 31     December 31   September 30
                                                          ------------    ----------      ----------    -----------   ------------

REVENUES
  Rental revenue                                          $     0.75      $     0.71      $     0.68    $     0.65      $     0.59
  Tenant recoveries and other revenue                           0.13            0.10            0.12          0.11            0.10
                                                          ----------      ----------      ----------    ----------      ----------
    TOTAL REVENUES                                              0.88            0.82            0.80          0.76            0.69

EXPENSES
  Property operating                                            0.11            0.09            0.09          0.08            0.09
  Repairs and maintenance                                       0.09            0.09            0.11          0.08            0.07
  Real estate taxes                                             0.04            0.04            0.04          0.04            0.04
                                                          ----------      ----------      ----------    ----------      ----------
    TOTAL PROPERTY EXPENSES                                     0.25            0.23            0.24          0.20            0.21

NET OPERATING INCOME                                            0.63            0.59            0.56          0.56            0.49

  General and administrative                                   (0.04)          (0.04)          (0.04)        (0.03)          (0.02)
  Equity in (loss) income of unconsolidated entities           (0.00)          (0.00)           0.00         (0.00)          (0.00)
                                                          ----------      ----------      ----------    ----------      ----------

EBITDA                                                          0.58            0.55            0.52          0.53            0.47

  Interest expense                                             (0.25)          (0.23)          (0.21)        (0.22)          (0.17)
  Series B Preferred Share dividends                           (0.02)          (0.02)          (0.02)        (0.03)          (0.02)
  Amortization of deferred financing costs                     (0.01)          (0.01)          (0.01)        (0.01)          (0.01)
  Depreciation on unconsolidated real estate entities          (0.00)          (0.00)          (0.00)        (0.00)           0.00
  Minority interestholders' share of operations                (0.00)          (0.00)          (0.00)        (0.00)             --
  Depreciation of corporate FF&E                               (0.00)          (0.00)          (0.00)        (0.00)          (0.00)
                                                          ----------      ----------      ----------    ----------      ----------

FUNDS FROM OPERATIONS (FFO) - DILUTED                           0.30            0.29            0.28          0.28            0.27

  Depreciation and other amortization                          (0.13)          (0.13)          (0.12)        (0.11)          (0.10)
  Gain on property sales                                          --            0.00              --            --              --
  Loss on early extinguishment of debt                         (0.00)          (0.00)             --         (0.00)             --
  Depreciation on unconsolidated real estate entities           0.00            0.00            0.00          0.00           (0.00)
  Minority interestholders' share of operations                 0.00            0.00            0.00          0.00              --
  Series B Preferred Share dividends                            0.02            0.02            0.02          0.03            0.02
                                                          ----------      ----------      ----------    ----------      ----------

INCOME BEFORE MINORITY INTERESTS AND
  PREFERRED SHARE DIVIDENDS                                     0.19            0.18            0.18          0.19            0.19

MINORITY INTERESTS:
  Preferred Units in Operating Partnership                     (0.02)          (0.02)          (0.02)        (0.00)          (0.03)
  Common Units in Operating Partnership                        (0.05)          (0.05)          (0.05)        (0.06)          (0.02)
  Other consolidated partnership                               (0.00)          (0.00)          (0.00)        (0.00)             --

Preferred Share dividends                                      (0.02)          (0.03)          (0.03)        (0.04)          (0.04)
                                                          ----------      ----------      ----------    ----------      ----------

NET INCOME AVAILABLE TO COMMON SHAREHOLDERS               $     0.09      $     0.08      $     0.08    $     0.09      $     0.10
                                                          ==========      ==========      ==========    ==========      ==========

FUNDS FROM OPERATIONS (FFO) - DILUTED                     $     0.30      $     0.29      $     0.28    $     0.28      $     0.27
  Preferred Units in Operating Partnership                     (0.02)             --              --            --              --
  Straight line rents                                          (0.06)          (0.02)          (0.02)        (0.02)          (0.02)
  Non-incremental capital expenditures                         (0.01)          (0.03)          (0.02)        (0.03)          (0.02)
                                                          ----------      ----------      ----------    ----------      ----------

ADJUSTED FUNDS FROM OPERATIONS - DILUTED                  $     0.23      $     0.24      $     0.23    $     0.23      $     0.22
                                                          ==========      ==========      ==========    ==========      ==========

For FFO Computations:
Weighted Average Converted Preferred Shares/Units              2,421           4,642           4,642         2,123           9,345
Weighted Average Common Shares/Units Outstanding              29,561          27,750          27,683        27,620          20,123
                                                          ----------      ----------      ----------    ----------      ----------
WEIGHTED AVERAGE DILUTED SHARES OUTSTANDING                   31,982          32,393          32,325        29,743          29,468
                                                          ==========      ==========      ==========    ==========      ==========

For AFFO Computations:
Weighted Average Converted Preferred Shares/Units                 --           4,642           4,642         2,123           9,345
Weighted Average Common Shares/Units Outstanding              29,561          27,750          27,683        27,620          20,123
                                                          ----------      ----------      ----------    ----------      ----------

WEIGHTED AVERAGE DILUTED SHARES OUTSTANDING                   29,561          32,393          32,325        29,743          29,468
                                                          ==========      ==========      ==========    ==========      ==========

   QUARTERLY CONSOLIDATED STATEMENTS OF OPERATIONS AND FFO AS A PERCENTAGE OF
                                 TOTAL REVENUES


                                                                          2000                                   1999
                                                          -------------------------------------      --------------------------
                                                          September 30    June 30      March 31      December 31   September 30
                                                          ------------    -------      --------      -----------   ------------

REVENUES
  Rental revenue                                               86%           88%           85%           85%           85%
  Tenant recoveries and other revenue                          14%           12%           15%           15%           15%
                                                             ----          ----          ----          ----          ----
    TOTAL REVENUES                                            100%          100%          100%          100%          100%

EXPENSES
  Property operating                                           13%           12%           11%           10%           14%
  Repairs and maintenance                                      11%           12%           13%           11%           11%
  Real estate taxes                                             5%            5%            5%            5%            5%
                                                             ----          ----          ----          ----          ----
    TOTAL PROPERTY EXPENSES                                    29%           28%           29%           26%           30%

NET OPERATING INCOME                                           71%           72%           71%           74%           70%

  General and administrative                                   (5%)          (4%)          (5%)          (4%)          (3%)
  Equity in (loss) income of unconsolidated entities           (0%)          (0%)           0%           (0%)          (0%)
                                                                           ----          ----          ----          ----

EBITDA                                                         66%           67%           66%           70%           67%

  Interest expense                                            (28%)         (28%)         (27%)         (28%)         (24%)
  Series B Preferred Share dividends                           (3%)          (3%)          (3%)          (3%)          (4%)
  Amortization of deferred financing costs                     (1%)          (1%)          (1%)          (1%)          (1%)
  Depreciation on unconsolidated real estate entities          (0%)          (0%)          (0%)          (0%)           0%
  Minority interestholders' share of operations                (0%)          (0%)          (0%)          (0%)           0%
  Depreciation of corporate FF&E                               (0%)          (0%)          (0%)          (0%)          (0%)
                                                             ----          ----          ----          ----          ----

FUNDS FROM OPERATIONS (FFO) - DILUTED                          34%           35%           34%           36%           38%

  Depreciation and other amortization                         (15%)         (16%)         (15%)         (15%)         (15%)
  Gain on property sales                                        0%            0%            0%            0%            0%
  Loss on early extinguishment of debt                         (0%)          (0%)           0%           (0%)           0%
  Depreciation on unconsolidated real estate entities           0%            0%            0%            0%           (0%)
  Minority interestholders' share of operations                 0%            0%            0%            0%            0%
  Series B Preferred Share dividends                            3%            3%            3%            3%            4%
                                                             ----          ----          ----          ----          ----

INCOME BEFORE MINORITY INTERESTS AND
  PREFERRED SHARE DIVIDENDS                                    21%           22%           23%           25%           27%

MINORITY INTERESTS:
  Preferred Units in Operating Partnership                     (2%)          (2%)          (2%)          (0%)          (4%)
  Common Units in Operating Partnership                        (6%)          (6%)          (6%)          (7%)          (3%)
  Other consolidated partnership                               (0%)          (0%)          (0%)          (0%)           0%

Preferred Share dividends                                      (3%)          (4%)          (4%)          (5%)          (5%)
                                                             ----          ----          ----          ----          ----

NET INCOME AVAILABLE TO COMMON SHAREHOLDERS                    10%           10%           10%           12%           15%
                                                             ====          ====          ====          ====          ====

FUNDS FROM OPERATIONS (FFO) - DILUTED                          34%           35%           34%           36%           38%
  Preferred Units in Operating Partnership                     (2%)           0%            0%            0%            0%
  Straight line rents                                          (7%)          (3%)          (3%)          (3%)          (3%)
  Non-incremental capital expenditures                         (1%)          (3%)          (3%)          (3%)          (3%)
                                                             ----          ----          ----          ----          ----

ADJUSTED FUNDS FROM OPERATIONS - DILUTED                       24%           29%           29%           30%           32%
                                                             ====          ====          ====          ====          ====

                            QUARTERLY EQUITY ANALYSIS
     (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA, SHARE PRICES AND RATIOS)


                                                                          2000                                   1999
                                                          -------------------------------------      --------------------------
                                                          September 30    June 30      March 31      December 31   September 30
                                                          ------------    -------      --------      -----------   ------------
COMMON EQUITY - END OF QUARTER
  Common Shares(1)                                           20,407        18,544        18,529        17,646        17,174
  Common Units                                                9,388         9,388         9,558        10,435         2,935
                                                           --------      --------      --------      --------      --------
 TOTAL                                                       29,795        27,932        28,087        28,081        20,109
                                                           ========      ========      ========      ========      ========

CONVERTIBLE PREFERRED EQUITY - END OF QUARTER
  Convertible Series A Preferred Shares Outstanding(2)            0           984           984           984           984
  Conversion Ratio                                           1.8748        1.8748        1.8748        1.8748        1.8748
  Common Shares Issued Assuming Conversion                        0         1,845         1,845         1,845         1,845
  Preferred Share Book Value                               $  25.00      $  25.00      $  25.00      $  25.00      $  25.00

  Convertible Initial Preferred Units Outstanding(3)            n/a           n/a           n/a           n/a         2,100
  Conversion Ratio                                              n/a           n/a           n/a           n/a          3.57
  Common Units Issued Assuming Conversion                       n/a           n/a           n/a           n/a         7,500
  Preferred Units Book Value per Unit                           n/a           n/a           n/a           n/a      $  25.00

  Convertible Series C Preferred Units Outstanding(4)         1,017           975           975           975           n/a
  Conversion Ratio                                           2.3810        2.3810        2.3810        2.3810           n/a
  Common Units Issued Assuming Conversion                     2,421         2,321         2,321         2,321           n/a
  Preferred Units Book Value per Unit                      $  25.00      $  25.00      $  25.00      $  25.00           n/a

PERPETUAL PREFERRED EQUITY - END OF QUARTER
  Redeemable Series B Shares Outstanding                      1,250         1,250         1,250         1,250         1,250
  Preferred Share Book Value                               $  25.00      $  25.00      $  25.00      $  25.00      $  25.00

WEIGHTED AVERAGE SHARES:
  Weighted Average Common Shares Outstanding                 19,934        18,014        17,353        17,176        17,037
  Weighted Average Preferred Shares Outstanding
     Assuming Conversion                                         --         1,845         1,845         1,845         1,845
  Weighted Average Dilutive Options                             239           180            50            10            18
  Weighted Average Dilutive Warrants(4)                          --           476           476            --            --
  Weighted Average Common Units                               9,388         9,556        10,281        10,435         3,068
  Weighted Average Preferred Units
     Assuming Conversion                                      2,421         2,321         2,321           277         7,500
                                                           --------      --------      --------      --------      --------
WEIGHTED AVE SHARES/UNITS OUTSTANDING ASSUMING
  CONVERSION OF PREFERRED SHARES/UNITS                       31,982        32,393        32,325        29,743        29,468
                                                           ========      ========      ========      ========      ========

COMMON SHARES TRADING VOLUME
  Average Daily Volume (Shares)                                  20            22            19            23            26
  Average Daily Volume (Dollars in thousands)              $ 188.38      $ 187.74      $ 152.05      $ 174.37      $ 211.87
  As a Percentage of Common Shares                              0.1%          0.1%          0.1%          0.1%          0.2%

COMMON SHARE PRICE RANGE
  Quarterly High                                           $  10.13      $   9.25      $   8.38      $   8.25      $   9.00
  Quarterly Low                                            $   8.75      $   8.00      $   7.50      $   7.06      $   7.00
  Quarterly Average                                        $   9.39      $   8.72      $   7.92      $   7.70      $   8.08

  End of Quarter                                           $   9.94      $   9.19      $   8.19      $   7.63      $   7.56

CAPITALIZATION
  Liquidation Value of Preferred Shares/Units              $ 56,667      $ 80,224      $ 80,224      $ 80,224      $108,358
  Market Value of Common Shares/Units                       296,088       256,625       229,962       214,118       152,076
                                                           --------      --------      --------      --------      --------
  TOTAL EQUITY MARKET CAPITALIZATION                       $352,754      $336,850      $310,187      $294,342      $260,433
                                                           ========      ========      ========      ========      ========

  TOTAL DEBT                                               $465,696      $436,679      $412,191      $399,627      $336,643
                                                           ========      ========      ========      ========      ========

  TOTAL MARKET CAPITALIZATION                              $818,450      $773,529      $722,378      $693,969      $597,076
                                                           ========      ========      ========      ========      ========

DEBT TO TOTAL MARKET CAPITALIZATION                            56.9%         56.5%         57.1%         57.6%         56.4%

DEBT TO UNDEPRECIATED BOOK VALUE
     OF REAL ESTATE ASSETS                                     59.9%         57.9%         56.4%         55.9%         53.5%

(1)  Net of 166,600 treasury shares as of  September 30, 2000.
(2)  Converted September 28, 2000.
(3)  Converted October 1, 1999.
(4) Eliminated a warrant to acquire a maximum of 476,200 common units in exchange for the issuance of 42,000 Series C convertible preferred units in July 2000.

                          QUARTERLY VALUATION ANALYSIS
             (DOLLARS IN THOUSANDS EXCEPT PER SHARE DATA AND RATIOS)


                                                                                2000                                1999
                                                                 -------------------------------------    --------------------------
                                                                 September 30    June 30      March 31    December 31   September 30
                                                                 ------------    -------      --------    -----------   ------------
PRICING MULTIPLES
NOI Multiple
  (Market value of Common Equity + Avg Preferred
  Share/Units+ Avg Total Debt) / Ann. NOI                             10.05x      10.10x         9.80x       10.16x        9.61x

EBITDA Multiple
  (Market value of Common Equity + Avg Preferred
  Share/Units + Avg Total Debt) / Ann. EBITDA                         10.83x      10.79x        10.55x       10.80x       10.08x

FFO Multiple
  (Quarter End Common Share Price / Ann. FFO - diluted)                8.32x       8.04x         7.43x        6.88x        7.10x

AFFO Multiple
  (Quarter End Common Share Price / Ann. AFFO - diluted)              10.98x       9.75x         8.91x        8.32x        8.49x

NOI Yield
  (Ann. NOI / (Market value of Common Equity + Avg
   Preferred Share/Units  + Avg Debt))                                 9.95%       9.90%        10.21%        9.85%       10.41%

EBITDA Yield
  (Ann. EBITDA / (Market value of Common Equity + Avg
   Preferred Share/Units + Avg Debt))                                  9.24%       9.27%         9.48%        9.25%        9.92%

FFO Yield
  (Ann. FFO  / Quarter End Common Share Price)                        12.02%      12.43%        13.45%       14.53%       14.08%

AFFO Yield
  (Ann. AFFO / Quarter End Common Share Price)                         9.11%      10.26%        11.23%       12.03%       11.78%

Total Market Capitalization Per Square Foot
  ((Market Value of Common Stock + Preferred Share/Units +
   Total Debt ) / GLA)(1)                                        $   128.86   $  121.76    $   118.79   $   114.21   $   109.48

RETURNS
Yield on Real Estate Owned - NOI
  (Ann. NOI / Avg. Adjusted Gross Real Estate Investment)(2)          11.11%      10.80%        10.66%       10.41%       10.36%

Yield on Real Estate Owned - EBITDA
  (Ann. EBITDA / Avg. Adjusted Gross Real Estate Investment)(2)       10.31%       10.11%        9.90%        9.78%        9.88%

Return on Book Value of Average Equity & Minority Interest
  (Ann. EBTDA / Avg. Equity & Minority Interest)                      14.24%       13.71%       13.17%       12.74%       13.14%

(1) Excludes square footage of assets under development or under construction.
(2) Excludes land-development and construction in progress but includes investment in real estate joint ventures.

                             QUARTERLY DEBT ANALYSIS
                             (DOLLARS IN THOUSANDS)


                                                                            2000                                 1999
                                                             -------------------------------------    --------------------------
                                                             September 30   June 30       March 31    December 31   September 30
                                                             ------------   -------       --------    -----------   ------------
DEBT OUTSTANDING
  Mortgage Loans                                             $338,063      $313,325      $ 319,624     $ 317,392     $287,005
  Construction Loans                                           25,586        38,669         29,067        24,735       13,438
  Revolving Credit Facility                                     4,761            --             --            --           --
  Secured Revolving Credit Facility                            97,285        84,685         63,500        57,500       36,200
                                                             --------      --------      ---------     ---------     --------
                                                             $465,695      $436,679      $ 412,191     $ 399,627     $336,643
                                                             ========      ========      =========     =========     ========

AVERAGE OUTSTANDING BALANCE
  Mortgage Loans                                             $319,745      $318,249      $ 317,436     $ 288,515     $235,130
  Construction Loans                                           37,700        34,145         26,551        18,825       12,206
  Revolving Credit Facility                                     2,381            --             --            --           --
  Secured Revolving Credit Facility                            91,239        77,794         61,199        54,048       61,648
                                                             --------      --------      ---------     ---------     --------
                                                             $451,065      $430,188      $ 405,186     $ 361,388     $308,984
                                                             ========      ========      =========     =========     ========

INTEREST RATE STRUCTURE
  Fixed                                                      $305,614      $277,575      $ 283,624     $ 281,253     $285,620
  Variable                                                     60,081       109,104        128,567       118,374       51,023
  Variable Subject to Interest Rate Protection(1), (2)        100,000        50,000             --            --           --
                                                             --------      --------      ---------     ---------     --------
                                                             $465,695      $436,679      $ 412,191     $ 399,627     $336,643
                                                             ========      ========      =========     =========     ========

  % of Fixed Rate Loans                                         65.63%        63.56%         68.81%        70.38%       84.84%
  % of Variable Rate Loans                                      34.37%        36.44%         31.19%        29.62%       15.16%
                                                             --------      --------      ---------     ---------     --------
                                                               100.00%       100.00%        100.00%       100.00%      100.00%
                                                             ========      ========      =========     =========     ========

AVERAGE INTERESTS RATES
  Mortgage & Construction Loans                                  7.62%         7.52%          7.53%         7.45%        7.18%
  Revolving Credit Facility                                      8.12%          n/a            n/a           n/a          n/a
  Secured Revolving Credit Facility                              8.33%         8.11%          7.68%         7.61%        7.13%
  Total Weighted Average                                         7.64%         7.58%          7.55%         7.48%        7.17%

DEBT RATIOS
Debt to Total Market Capitalization                              56.9%         56.5%          57.1%         57.6%        56.4%
Debt to Undepreciated Book Value of Real Estate Assets           59.9%         57.9%          56.4%         55.9%        53.5%

COVERAGE RATIOS (EXCLUDING CAPITALIZED INTEREST)
  Interest Coverage - NOI                                        2.55x         2.56x      2.63x         2.61x            2.89x
          (NOI / Interest)
  Interest Coverage - EBITDA                                     2.36x         2.40x      2.44x         2.46x            2.75x
          (EBITDA / Interest)
  Interest Coverage - EBITDA - YTD                               2.40x         2.42x      2.44x         2.56x            2.60x
          (EBITDA / Interest - Year-to-date)
  Debt Service Coverage - NOI                                    2.28x         2.32x      2.35x         2.32x            2.59x
          (NOI / (Interest + Principal Amortization))
  Debt Service Coverage - EBITDA                                 2.11x         2.17x      2.18x         2.18x            2.47x
          (EBITDA / (Interest + Principal Amortization))
  Fixed Charge Coverage - NOI                                    2.17x         2.09x      2.12x         2.20x            2.09x
          (NOI / (Interest + Preferred Distribution))
  Fixed Charge Coverage - EBITDA                                 2.02x         1.96x      1.97x         2.08x            1.99x
          (EBITDA / (Interest + Preferred Distribution))

(1) We purchased a $50 million 2-year cap on LIBOR at a rate of 7.7% which expires May 31, 2002.

(2) We purchased a $50 million 1-year cap on LIBOR at a rate of 7.0% which expires October 13, 2001.

                           QUARTERLY OPERATING RATIOS
             (DOLLARS IN THOUSANDS EXCEPT PER SHARE DATA AND RATIOS)



                                                                                2000                                 1999
                                                                 -------------------------------------    --------------------------
                                                                 September 30     June 30     March 31    December 31   September 30
                                                                 ------------    ---------    --------    -----------   ------------
OPERATING RATIOS
NOI as a % of Real Estate Revenues
  (NOI / (Rental Revenue + Oper. Expense Reimb.))                     71.29%       71.85%       70.58%       73.94%       70.43%

EBITDA as a % of Real Estate Revenues
  (EBITDA / (Rental Revenue + Oper. Expense Reimb.))                  66.19%       67.27%       65.55%       69.64%       67.13%

G&A as a % of Real Estate Revenues
  (G&A / (Rental Revenue + Oper. Expense Reimb.))                      4.70%        4.39%        5.21%        3.93%        3.08%

G&A as a % of EBITDA
  (G&A / EBITDA)                                                       7.11%        6.53%        7.95%        5.65%        4.59%

Quarter end occupancy for entire portfolio                            97.33%       96.66%       97.26%       97.46%       97.89%

Non-Incremental Capital Expenditures                             $      415      $   923      $   729      $   790      $   643

Non-Incremental Capital Expenditures per average square feet     $     0.02      $  0.04      $  0.03      $  0.03      $  0.03

Non-Incremental Capital Expenditures per Diluted Share           $     0.01      $  0.03      $  0.02      $  0.03      $  0.02

Non-Incremental Capital Expenditures as a % of NOI                     2.08%        4.86%        3.99%        4.73%        4.46%

                           QUARTERLY DIVIDEND ANALYSIS


                                                               2000                                       1999
                                                -----------------------------------------      --------------------------
                                                September 30       June 30       March 31      December 31    September 30
                                                ------------      ---------      --------      -----------    ------------
COMMON SHARE DIVIDENDS
  Dividends per share/unit                      $       0.20   $       0.19     $     0.19     $     0.19     $       0.19
  Increase over prior quarter                           5.3%           0.0%           0.0%           0.0%             5.6%
  Increase over prior year                              5.3%           5.6%           5.6%           5.6%             5.6%

COMMON DIVIDEND PAYOUT RATIOS
  Payout - FFO - Diluted                               67.4%          66.0%          69.0%          68.5%            63.9%
          ((Dividend + Distributions)/FFO)
  Payout - AFFO - Diluted                              87.7%          80.0%          82.6%          82.8%            76.3%
          (Dividend /FAD)
  Dividend Coverage - FFO - Diluted                     1.48x          1.51x          1.45x          1.46x            1.56x
          (FFO /dividends)
  Dividend Coverage - AFFO - Diluted                    1.14x          1.25x          1.21x          1.21x            1.31x
          (AFFO /dividends)

COMMON DIVIDEND YIELDS
  Dividend Yield                                        8.05%          8.27%          9.28%          9.97%           10.05%

INITIAL PREFERRED UNIT DISTRIBUTIONS
  Preferred Unit Distributions Per Share                  n/a            n/a            n/a            n/a    $       0.40625
  Preferred Unit Distributions Yield                      n/a            n/a            n/a            n/a            6.50%
  Quarter End Book Value                                  n/a            n/a            n/a            n/a    $      25.00

SERIES C PREFERRED UNIT DISTRIBUTIONS
  Preferred Unit Distributions Per Share(1)     $       0.5625   $     0.5625   $     0.5625   $     0.0625               n/a
  Preferred Unit Distributions Yield                    9.00%          9.00%          9.00%          9.00%                n/a
  Quarter End Book Value                        $      25.00     $    25.00     $    25.00     $    25.00                 n/a

SERIES A PREFERRED SHARE DIVIDENDS
  Preferred Share Dividends Per Share           $       0.34375  $     0.34375  $     0.34375  $     0.34375  $       0.34375
  Preferred Share Dividend Yield                        5.50%          5.50%          5.50%          5.50%            5.50%
  Quarter End Book Value                        $      25.00     $    25.00     $    25.00     $    25.00     $      25.00

SERIES B PREFERRED SHARE DIVIDENDS
  Preferred Share Dividends Per Share(2)        $       0.6250   $     0.6250   $     0.6250   $     0.6250   $       0.5774
  Preferred Share Dividend Yield                       10.00%         10.00%         10.00%         10.00%           10.00%
  Quarter End Book Value                        $      25.00     $    25.00     $    25.00     $    25.00     $      25.00

(1) Series C Preferred Unit distributions prorated for actual number of days outstanding in the quarter ended December 31, 1999.

(2) Series B Preferred Shares issued July 7, 1999. Dividend prorated for actual number of days outstanding in the quarter ended September 30, 1999.

                    INVESTOR COMPOSITION AND ANALYST COVERAGE
                           (AS OF SEPTEMBER 30, 2000)


                                                                         AS IF CONVERTED                        FULLY DILUTED
                                         COMMON           COMMON            PREFERRED                             OWNERSHIP
SHAREHOLDER CLASSIFICATION               SHARES            UNITS          SHARES/UNITS          TOTAL            % OF TOTAL
--------------------------             ----------        ----------      --------------      ----------         ------------
Constellation Real Estate, Inc.         8,876,171                --                 2         8,876,173             27.55%
Insiders                                1,135,609         7,928,842                --         9,064,451             28.14%
Institutional Ownership                 3,787,844                --                --         3,787,844             11.76%
Other / Retail                          6,606,912         1,458,694         2,420,672        10,486,278             32.55%
                                       ----------        ----------        ----------        ----------         ----------
                                       20,406,536         9,387,536         2,420,674        32,214,746            100.00%
                                       ==========        ==========        ==========        ==========         ==========


                                                   September 30,       June 30,       March 31,        December 31,    September 30,
RESEARCH COVERAGE                                       2000             2000           2000               1999             1999
                                                   -------------       --------       ---------        ------------    -------------
A. G. Edwards                                            x                 x
Deutsche Banc Alex. Brown (1)                            x                 x              x                  x                x
Donaldson Lufkin & Jenrette Securities Corp.             x                 x              x                  x                x
CIBC Oppenheimer (1)                                     x                 x              x                  x                x
Janney Montgomery Scott                                  x                 x              x                  x                x
Tucker Anthony Cleary Gull (1)                           x                 x              x                  x                x
Johnston, Lemon (1)                                      x                 x              x                  x                x
Legg Mason Wood Walker, Inc.                             x                 x              x                  x                x
Prudential Securities Incorporated                       x                 x              x                  x                x
McDonald Investments                                     x                 x              x                  x

SOURCE: INSTITUTIONAL OWNERSHIP WAS OBTAINED FROM FILED FORMS 13(F) AS OF JUNE
        30, 2000 PER VICKERS STOCK RESEARCH CORPORATION.

(1) These companies have temporarily suspended coverage of our shares as the previously assigned analyst is no longer employed.

                   DEBT MATURITY SCHEDULE - SEPTEMBER 30, 2000
                             (DOLLARS IN THOUSANDS)


                    MORTGAGES
            -------------------------
                                                                              $100,000
                                                                              SECURED
 YEAR OF      MONTHLY        DUE ON         CONSTRUCTION(1)  TERM CREDIT(2)   REVOLVING      $50,000 REVOLVING   TOTAL SCHEDULED
 MATURITY   AMORTIZATION    MATURITY            LOANS         FACILITY      CREDIT FACILITY  CREDIT FACILITY(3)      PAYMENTS
----------  ------------    ---------       --------------- --------------- ---------------  -----------------   ---------------
2000        $    936        $     --        $  3,101        $     --        $     --         $     --              $  4,037
2001           3,796          19,176             180              --          97,285            4,761               125,198
2002           3,725          11,592          11,846         100,000              --               --               127,163
2003           3,924              --          10,459              --              --               --                14,383
2004           4,009          25,762              --              --              --               --                29,771
2005           3,903          20,308              --              --              --               --                24,211
2006           3,533          59,975              --              --              --               --                63,508
2007           2,378           6,142              --              --              --               --                 8,520
2008           2,045          66,860              --              --              --               --                68,905
            --------        --------        --------        --------        --------         --------              --------
            $ 28,249        $209,815        $ 25,586        $100,000        $ 97,285         $  4,761              $465,696
            ========        ========        ========        ========        ========         ========              ========

 Notes:
----------

(1) We have the right to extend an $8,831 construction loan for a one-year period, subject to certain conditions, upon maturity in 2001. The above table includes this maturity of $8,546 in 2002. We also have the right to extend another construction loan of $6,597 for a one-year period, subject to certain conditions, upon maturity in 2002. The above table includes $6,509 in 2003 as a maturity. Finally, a $4,048 construction loan contains a two-year extension period. A maturity of $3,930 in Year 2003 has been presented in the above table, as if extended. The remaining $3,009 construction loan matures in May 2002. The loan balances as of September 30, 2000 represent the outstanding balance at that date.

(2) The Term Credit Facility was extended through October 13, 2001. We have the right to extend for another one-year period, subject to certain conditions. Effective on October 14, 2000, the interest rate converts to LIBOR plus
     175. We purchased a one-year $50 million cap of 7.0% which expires in October 2001. In addition, we purchased a one-year $25 million cap of 7.0% which also expires in October 2001. This loan has been presented as maturing in October 2002 in the above table.

(3) We have borrowed under our $50,000 Revolving Credit Facility which matures in June 2001. This credit facility bears interest at LIBOR plus 150.

                 PROPERTY SUMMARY BY REGION - SEPTEMBER 30, 2000

                                                                                                  SINGLE                 ANTICIPATED
                                                                                    YEAR BUILT   STORY(S)      RENTABLE    RENTABLE
                                                                                       OR          OR           SQUARE   SQUARE FEET
                                                   SUBMARKET               STATE    RENOVATED    MULTI-STORY(M)  FEET   -DEVELOPMENT
                                                   ----------              ------   -----------  -------------- ------- ------------
OFFICE PROPERTIES

Baltimore /Washington Corridor
------------------------------
131 National Business Parkway                       BWI Airport              MD        1990        M           68,906
132 National Business Parkway                       BWI Airport              MD        2000        M          118,456
133 National Business Parkway                       BWI Airport              MD        1997        M           88,666
134 National Business Parkway                       BWI Airport              MD        1999        M           93,482
135 National Business Parkway                       BWI Airport              MD        1998        M           86,863
141 National Business Parkway                       BWI Airport              MD        1990        M           86,964
2721 Phoenix Road (221 NBP)                         BWI Airport              MD        2000        M               --        117,888
2701 Phoenix Road (201 NBP)(1)                      BWI Airport              MD        2001        M               --        118,000
2711 Phoenix Road (211 NBP)                         BWI Airport              MD        2001        M               --        150,000
1099 Winterson Road                                 BWI Airport              MD        1988        M           70,569
1190 Winterson Road                                 BWI Airport              MD        1987        M           68,567
1199 Winterson Road                                 BWI Airport              MD        1988        M           96,636
1201 Winterson Road                                 BWI Airport              MD        1985        M           67,903
1331 Ashton Road                                    BWI Airport              MD        1989        S           29,936
1334 Ashton Road                                    BWI Airport              MD        1989        S           37,565
1340 Ashton Road                                    BWI Airport              MD        1989        S           46,400
1341 Ashton Road                                    BWI Airport              MD        1989        S           15,841
1343 Ashton Road                                    BWI Airport              MD        1989        S            9,962
1344 Ashton Road                                    BWI Airport              MD        1989        M           16,865
1350 Dorsey Road                                    BWI Airport              MD        1989        S           20,021
2730 Hercules Road                                  BWI Airport              MD        1990        M          240,336
7240 Parkway Drive                                  BWI Airport              MD        1985        M           73,500
7318 Parkway Drive                                  BWI Airport              MD        1984        S           59,204
7321 Parkway Drive                                  BWI Airport              MD        1984        S           39,822
7467 Ridge Road                                     BWI Airport              MD        1990        M           73,756
800 International Drive                             BWI Airport              MD        1988        S           50,979
849 International Drive                             BWI Airport              MD        1988        M           68,186
881 Elkridge Landing Road                           BWI Airport              MD        1986        M           73,572
900 Elkridge Landing Road                           BWI Airport              MD        1982        M           97,139
900 International Drive                             BWI Airport              MD        1986        S           57,140
911 Elkridge Landing Road                           BWI Airport              MD        1985        M           68,297
921 Elkridge Landing Road                           BWI Airport              MD        1983        M           54,057
930 International Drive                             BWI Airport              MD        1986        S           57,140
939 Elkridge Landing Road                           BWI Airport              MD        1983        M           51,953
999 Corporate Boulevard                             BWI Airport              MD        2000        M           67,351
1302 Concourse Drive                                BWI Airport              MD        1996        M           84,607
1304 Concourse Drive                                BWI Airport              MD        2001        M               --        100,000
1306 Concourse Drive                                BWI Airport              MD        1990        M          113,837
1615 and 1629 Thames Street                      Baltimore City              MD        1989        M          103,683
9690 Deereco Road                        North Baltimore County              MD        1988        M          133,702
375 West Padonia Road                    North Baltimore County              MD        1986        M          100,804
6716 Alexander Bell Drive               Howard County Perimeter              MD        1990        M           51,980
6740 Alexander Bell Drive               Howard County Perimeter              MD        1992        M           59,563
6750 Alexander Bell Drive               Howard County Perimeter              MD        2000        M               --         78,630
6760 Alexander Bell Drive               Howard County Perimeter              MD        1991        M           37,248
6940 Columbia Gateway Drive             Howard County Perimeter              MD        1999        M          108,737
6950 Columbia Gateway Drive             Howard County Perimeter              MD        1998        M          107,778
6711 Columbia Gateway Drive             Howard County Perimeter              MD                    M               --        125,000
6731 Columbia Gateway Drive             Howard County Perimeter              MD        2001        M               --        125,000
7200 Riverwood Drive                    Howard County Perimeter              MD        1986        S          160,000
8815 Centre Park Drive                  Howard County Perimeter              MD        1987        M           53,782
14502 Greenview Drive                                    Laurel              MD        1988        M           71,873
14504 Greenview Drive                                    Laurel              MD        1985        M           69,194
6009 - 6011 Oxon Hill Road      Southern Prince George's County              MD        1990        M          181,236
                                                                                                            ---------      ---------
                                                # OF OPERATING BUILDINGS:               47
                                                                                        --
    TOTAL BALTIMORE / WASHINGTON CORRIDOR:                                                                  3,594,058        814,518
                                                                                                            ---------      ---------

(1)   This property is owned through a joint venture.

                 PROPERTY SUMMARY BY REGION - SEPTEMBER 30, 2000

                                                                                                  SINGLE                 ANTICIPATED
                                                                                    YEAR BUILT   STORY(S)      RENTABLE    RENTABLE
                                                                                       OR          OR           SQUARE   SQUARE FEET
                                                   SUBMARKET               STATE    RENOVATED    MULTI-STORY(M)  FEET   -DEVELOPMENT
                                                   ----------              ------   -----------  -------------- ------- ------------
OFFICE PROPERTIES

Greater Philadelphia
--------------------
751 Jolly Road                                        Blue Bell             PA        1966/1991       M         112,958
753 Jolly Road                                        Blue Bell             PA       1960/1992-94     M         419,472
760 Jolly Road                                        Blue Bell             PA        1974/1994       M         208,854
785 Jolly Road                                        Blue Bell             PA        1970/1996       M         219,065
                                                                                                                -------     -------
                                                # OF OPERATING BUILDINGS:                4
                                                                                         -
    TOTAL GREATER PHILADELPHIA:                                                                                 960,349          --
                                                                                                                --------    -------

Greater Harrisburg
------------------
2601 Market Place                                    East Shore        PA              1989           M         67,753
2605 Interstate Drive                                East Shore        PA              1990           M         84,268
6375 Flank Drive                                     East Shore        PA              2000           S                      19,700
6385 Flank Drive                                     East Shore        PA              1995           S         32,800
75 Shannon Road                                      East Shore        PA              1999           S         20,887
85 Shannon Road                                      East Shore        PA              1999           S         12,863
95 Shannon Road                                      East Shore        PA              1999           S         21,976
6340 Flank Drive                                     East Shore        PA              1988           S         68,200
6345 Flank Drive                                     East Shore        PA              1989           S         69,443
6360 Flank Drive                                     East Shore        PA              1988           S         46,500
6380 Flank Drive                                     East Shore        PA              1991           S         32,000
6400 Flank Drive                                     East Shore        PA              1992           S         52,439
6405 Flank Drive                                     East Shore        PA              1991           S         32,000
5035 Ritter Road                                     West Shore        PA              1988           S         56,556
5070 Ritter Road - Building A                        West Shore        PA              1989           S         32,000
5070 Ritter Road - Building B                        West Shore        PA              1989           S         28,000
                                                                                                                ------      ------
                                                       # OF OPERATING BUILDINGS:        15
                                                                                        --
    TOTAL GREATER HARRISBURG:                                                                                   657,685     19,700
                                                                                                                -------     ------

Northern/Central New Jersey
---------------------------
101 Interchange Plaza                       Exit 8A -- Cranbury        NJ              1985           M          44,185
104 Interchange Plaza                       Exit 8A -- Cranbury        NJ              1990           M          47,142
19 Commerce                                 Exit 8A -- Cranbury        NJ              1989           S          65,277
2 Centre Drive                              Exit 8A -- Cranbury        NJ              1989           S          16,132
3 Centre Drive                              Exit 8A -- Cranbury        NJ              1987           S          20,436
429 Ridge Road                              Exit 8A -- Cranbury        NJ            1966/1996        M         142,385
431 Ridge Road                              Exit 8A -- Cranbury        NJ            1958/1998        S         170,000
437 Ridge Road                              Exit 8A -- Cranbury        NJ            1962/1996        S          30,000
47 Commerce                                 Exit 8A -- Cranbury        NJ            1992/1998        S          41,398
7 Centre Drive                              Exit 8A -- Cranbury        NJ              1989           S          19,466
8 Centre Drive                              Exit 8A -- Cranbury        NJ              1986           S          16,199
68 Culver Road                              Exit 8A -- Cranbury        NJ              2000           M          57,280
4301 Route 1                                  Monmouth Junction        NJ              1986           M          61,300
695 Route 46                                              Wayne        NJ              1990           M         157,394
710 Route 46                                              Wayne        NJ              1985           M         101,791
                                                                                                                -------     -------
                                                       # OF OPERATING BUILDINGS:        15
    TOTAL NORTHERN / CENTRAL NEW JERSEY:                                                --                      990,385
                                                                                                                -------     -------
TOTAL OFFICE PROPERTIES                                # OF OPERATING BUILDINGS         81                    6,202,477     834,218
                                                                                        --                    ---------     -------

RETAIL PROPERTIES

322 Marlboro Street                                      Easton        MD            1977/1997        S         149,191
114 National Business Parkway                       BWI Airport        MD              2001           S              --      10,000
                                                                                                                     --      ------
                                                      # OF OPERATING BUILDINGS:         1
                                                                                        -
          TOTAL RETAIL PROPERTIES                                                                               149,191      10,000
                                                                                                                -------      ------

TOTAL PORTFOLIO                                       # OF OPERATING BUILDINGS:        82                     6,351,668     844,218
                                                                                       ==                    ==========     =======

        PROPERTY OCCUPANCY RATES BY REGION BY QUARTER

                                                OFFICE
                           -----------------------------------------------------


                                          Baltimore/   Northern/
                             Greater      Washington   Central         Greater       Total                          Total
                           Philadelphia   Corridor    New Jersey      Harrisburg     Office           Retail       Portfolio
                           ------------   --------    -----------     ----------     ------           ------       ---------
SEPTEMBER 30, 2000

Number of Buildings              4             47             15             15             81              1             82
Rentable Square Feet       960,349      3,594,058        990,385        657,685      6,202,477        149,191      6,351,668
Percent Occupied            100.00%         97.79%         96.08%         92.82%         97.33%         97.04%         97.33%

JUNE 30, 2000

Number of Buildings              4             47             15             15             81              1             82
Rentable Square Feet       960,349      3,595,118        990,808        657,685      6,203,960        149,191      6,353,151
Percent Occupied            100.00%         97.38%         92.15%         94.47%         96.64%         97.41%         96.66%

MARCH 31, 2000

Number of Buildings              4             44             14             15             77              2             79
Rentable Square Feet       960,349      3,333,590        934,059        657,685      5,885,683        195,325      6,081,008
Percent Occupied            100.00%         98.20%         92.94%         94.70%         97.27%         96.79%         97.26%

DECEMBER 31, 1999

Number of Buildings              4             44             14             15             77              2             79
Rentable Square Feet       960,349      3,332,641        934,059        657,685      5,884,734        191,337      6,076,071
Percent Occupied            100.00%         97.08%         96.00%         98.00%         97.49%         96.73%         97.46%

SEPTEMBER 30, 1999

Number of Buildings              4             39             14             15             72              2             74
Rentable Square Feet       960,349      2,726,752        933,760        657,685      5,278,546        175,325      5,453,871
Percent Occupied            100.00%         98.43%         94.82%         96.92%         97.89%         97.80%         97.89%

               TOP TWENTY OFFICE TENANTS AS OF SEPTEMBER 30, 2000
                     (DOLLARS AND SQUARE FEET IN THOUSANDS)


                                                                         Percentage of                Percentage   Weighted
                                                              Total          Total       Total         of Total     Average
                                                 Number of   Occupied      Occupied      Rental        Rental      Remaining
                       Tenant                     Leases    Square Feet   Square Feet   Revenue(1)     Revenue     Lease Term(2)
                       ------                     ------    -----------   ----------- -----------      -------    --------------
United States of America (3)                        17          868        14.4%        $ 14,846        14.6%           4.6
Unisys (4)                                           3          741        12.3%           7,297         7.2%           8.8
AT&T Local Services & affiliates (5), (6)            3          229         3.8%           4,569         4.5%           6.9
IBM (5)                                              3          200         3.3%           4,069         4.0%           6.9
Magellan Behaviorial Health, Inc.                    2          151         2.5%           3,166         3.1%           3.3
Booz Allen Hamilton                                  4          129         2.1%           2,457         2.4%           3.3
Ciena Corporation                                    4          202         3.3%           2,365         2.3%           3.7
Merck & Co., Inc. (4)                                1          219         3.6%           2,193         2.2%           8.8
Johns Hopkins University (6)                         3           80         1.3%           1,652         1.6%           5.8
Credit Management Solutions, Inc.                    1           71         1.2%           1,351         1.3%           8.2
The Associated Press                                 1           65         1.1%           1,338         1.3%          14.8
Mentor Technologies                                  1           60         1.0%           1,294         1.3%           2.5
Ameritrade Holding Corporation                       1           62         1.0%           1,283         1.3%           9.8
Deutsche Banc Alex. Brown                            1           84         1.4%           1,279         1.3%           3.7
Commonwealth of Pennsylvania (6)                     4           94         1.6%           1,231         1.2%           1.4
Computer Sciences Corporation                        1           56         0.9%           1,193         1.2%           1.4
Raytheon E-Systems (6)                               3           65         1.1%           1,170         1.2%           2.7
Aerotek                                              3           67         1.1%           1,093         1.1%           2.0
RAG American Coal Holding, Inc.                      1           48         0.8%           1,071         1.1%           9.7
Traveler's Casualty and Surety Co.                   2           42         0.7%           1,046         1.0%           0.3
                                              --------     --------       -----         --------       -----           ----


SUBTOTAL TOP 20 OFFICE TENANTS                      59        3,533        58.5%          55,963        55.1%           5.7
All remaining tenants                              338        2,504        41.5%          45,557        44.9%           3.4
                                              --------     --------       -----         --------       -----           ----
Total/Weighted Average                             397        6,037       100.0%        $101,520       100.0%           4.7
                                              ========     ========       =====         ========       =====           ====

(1) Total Rental Revenue is the monthly contractual base rent as of September 30, 2000 multiplied by 12 plus the estimated annualized expense reimbursements under existing office leases.
(2)   Weighting of the lease term was computed using Total Rental Revenue.
(3) Many of our government leases are subject to early termination provisions which are customary to government leases. The weighted average remaining lease term was computed assuming no exercise of such early termination rights.
(4) Merck & Co., Inc. subleases 219,065 rentable square feet from Unisys' 960,349 leased rentable square feet.
(5) AT&T Local Services subleases and occupies all of IBM's 200,000 leased rentable square feet through March 2002. AT&T Local Services has signed direct leases for such space (except for 26,928 rentable square feet) from April 1, 2002 through 2006 and 2009. In addition, AT&T Local Services directly leases 57,280 square feet at our 68 Culver property.
(6)   Includes affiliated organizations or agencies.

            TOTAL RENTAL REVENUE BY GEOGRAPHIC REGION BY QUARTER (1)
                             (DOLLARS IN THOUSANDS)


                                                                  2000                                          1999
                                             ----------------------------------------------        ------------------------------
                                             September 30        June 30           March 31        December 31       September 30
                                             ------------       --------          ---------        -----------       ------------
OFFICE PROPERTIES:

Greater Philadelphia                          $  2,506          $  2,506          $  2,506          $  2,506          $  2,506
Baltimore/Washington Corridor                   17,197            16,297            15,830            12,404            11,536
Northern/Central New Jersey                      5,326             4,969             4,706             4,866             4,735
Greater Harrisburg                               2,228             2,275             2,395             1,924               993
                                              --------          --------          --------          --------          --------

    Total Office Properties                     27,257            26,047            25,437            21,700            19,770
                                              --------          --------          --------          --------          --------

RETAIL PROPERTIES:

    Total Retail Properties                        261               279               281               290               347
                                              --------          --------          --------          --------          --------
TOTAL REGIONAL RENTAL REVENUE                 $ 27,518          $ 26,326          $ 25,718          $ 21,990          $ 20,117
                                              ========          ========          ========          ========          ========


----------
(1) Rental revenue represents GAAP revenue including operating expense reimbursements, straight line rent adjustments and tenant services income.


              NET OPERATING INCOME BY GEOGRAPHIC REGION BY QUARTER
                             (DOLLARS IN THOUSANDS)


                                                                  2000                                      1999
                                           ----------------------------------------------        ------------------------------
                                           September 30        June 30           March 31        December 31       September 30
                                           ------------        -------           --------        -----------       ------------
OFFICE PROPERTIES:

Greater Philadelphia                        $  2,482          $  2,482          $  2,477          $  2,490          $  2,485
Baltimore/Washington Corridor                 11,664            11,528            10,681             8,724             7,718
Northern/Central New Jersey                    3,458             3,014             2,920             3,065             2,821
Greater Harrisburg                             1,683             1,645             1,812             1,591               730
                                            --------          --------          --------          --------          --------
Total Office Properties                       19,287            18,669            17,890            15,870            13,754
                                            --------          --------          --------          --------          --------
RETAIL PROPERTIES:

    Total Retail Properties                      179               222               220               234               311
                                            --------          --------          --------          --------          --------

TOTAL REGIONAL NOI                          $ 19,466          $ 18,891          $ 18,110          $ 16,104          $ 14,065
                                            ========          ========          ========          ========          ========

Other income / expenses, net                     523                89               143               597               344
                                            --------          --------          --------          --------          --------

TOTAL NOI                                   $ 19,989          $ 18,980          $ 18,253          $ 16,701          $ 14,409
                                            ========          ========          ========          ========          ========


          SAME OFFICE PROPERTY CASH NET OPERATING INCOME BY QUARTER (1)
                             (DOLLARS IN THOUSANDS)

                                                                     2000                                      1999
                                                 -------------------------------------------       -----------------------------
                                                 September 30       June 30         March 31       December 31      September 30
                                                 ------------       -------         --------       -----------      ------------

OFFICE PROPERTIES: (2)

Greater Philadelphia                               $ 2,348         $ 2,302         $ 2,297          $ 2,310           $ 2,305
Baltimore / Washington Corridor                      7,690           8,314           7,975            7,494             7,223
Northern / Central New Jersey                        2,876           2,433           2,851            2,991             2,742
Greater Harrisburg                                     500             477             541              496               480
                                                   -------         -------         -------          -------           -------

    TOTAL OFFICE PROPERTIES                        $13,414         $13,526         $13,664          $13,291           $12,750
                                                   =======         =======         =======          =======           =======


          SAME OFFICE PROPERTY GAAP NET OPERATING INCOME BY QUARTER (1)
                             (DOLLARS IN THOUSANDS)


                                                                   2000                                     1999
                                              -------------------------------------------       ----------------------------
                                              September 30       June 30         March 31       December 31     September 30
                                              ------------       -------         --------       -----------     ------------

OFFICE PROPERTIES: (2)

Greater Philadelphia                           $  2,482         $ 2,482         $ 2,477         $  2,490          $  2,485
Baltimore / Washington Corridor                   7,966           8,532           8,247            7,792             7,547
Northern / Central New Jersey                     3,008           2,481           2,920            3,065             2,821
Greater Harrisburg                                  507             483             548              504               494
                                               --------         -------         -------         --------          --------
    TOTAL OFFICE PROPERTIES                    $ 13,963         $13,978         $14,192         $ 13,851          $ 13,347
                                               ========         =======         =======         ========          ========

(1) Net operating income for same office properties has been presented on a GAAP basis and a modified cash basis which removes the effect of straight-line rents from the GAAP net operating income.

(2) Same office properties include buildings owned for a minimum of five reporting quarters.

                    OFFICE LEASE EXPIRATION ANALYSIS BY YEAR


                                                                                                         Percentage    Total Rental
                                                      Square                            Total Rental     of Total      Revenue of
                   Year of          Number           Footage        Percentage of        Revenue of       Rental     Expiring Leases
                    Lease          of Leases        of Leases       Total Occupied        Expiring       Revenue      per Occupied
               Expiration (1)      Expiring          Expiring         Square Feet        Leases (2)      Expiring      Square Foot
               --------------      --------          --------         -----------        ----------      --------      -----------
                                                                                          ($000s)

                    2000                33           257,020            4.3%              $5,179          5.1%         $20.15
                    2001                65           452,536            7.5%               7,345          7.2%          16.23
                    2002                80           924,824           15.3%              16,024         15.8%          17.33
                    2003                86           908,822           15.1%              16,924         16.7%          18.62
                    2004                46           584,063            9.7%              10,916         10.8%          18.69
                    2005                47           478,576            7.9%               8,678          8.5%          18.13
                    2006                 7           210,518            3.5%               3,573          3.5%          16.97
                    2007                 7           190,383            3.2%               2,879          2.8%          15.12
                    2008                 9           539,101            8.9%              10,272         10.1%          19.05
                    2009                11         1,193,500           19.8%              13,449         13.2%          11.27
                    2010                 5           232,393            3.8%               4,943          4.9%          21.27
                    2015                 1            65,277            1.1%               1,338          1.3%          20.50
                                       ---         ---------          -----             --------        -----          ------
TOTAL/WEIGHTED AVERAGE                 397         6,037,013          100.0%            $101,520        100.0%         $17.35
                                       ===         =========          =====             ========        =====


NOTE: As of September 30, 2000, the weighted average lease term is 4.7 years.

(1) Many of our government leases are subject to certain early termination provisions which are customary to government leases. The year of lease expiration was computed assuming no exercise of such early termination rights.

(2) Total Rental Revenue is the monthly contractual base rent as of September 30, 2000 multiplied by 12 plus the estimated annualized expense reimbursements under existing office leases.

                      YEAR TO DATE OFFICE RENEWAL ANALYSIS


                                                                Baltimore/    Northern/
                                                Greater        Washington   Central New       Greater         Total
                                              Philadelphia      Corridor       Jersey        Harrisburg      Office
                                              ------------      --------       ------        ----------      ------
AS OF SEPTEMBER 30, 2000:

   Expiring Square Feet                              --          407,967        148,801        59,363        616,131
   Vacated Square Feet                               --          124,022         42,877        17,377        184,276
   Renewed Square Feet                               --          283,945        105,924        41,986        431,855
   Retention Rate (% based upon square feet)       0.00%           69.60%         71.19%        70.73%         70.09%

Renewal & Retenanted Space:
---------------------------

   Increase in Base Rent - Straight-line           0.00%           12.49%         20.72%         9.76%         15.31%
   Increase in Total Rent - Straight-line          0.00%            9.25%         13.71%         9.09%         10.40%

   Increase in Base Rent - Cash                    0.00%            9.25%         13.48%         7.87%         10.16%
   Increase in Total Rent - Cash                   0.00%            6.11%          3.66%         7.27%          5.54%

   Average Capital Cost per Square Foot          $   --         $   5.63       $  21.80       $  3.82       $   9.20


                        QUARTERLY OFFICE RENEWAL ANALYSIS

                                                                Baltimore/    Northern/
                                                Greater        Washington   Central New       Greater         Total
                                              Philadelphia      Corridor       Jersey        Harrisburg      Office
                                              ------------      --------       ------        ----------      ------
QUARTER ENDED SEPTEMBER 30, 2000:

   Expiring Square Feet                              --          186,061        116,771         6,757        309,589
   Vacated Square Feet                               --           50,043         40,094         6,757         96,894
   Renewed Square Feet                               --          136,018         76,677          --          212,695
   Retention Rate (% based upon square feet)       0.00%           73.10%         65.66%         0.00%         68.70%

Renewal & Retenanted Space:
---------------------------

   Increase in Base Rent - Straight-line           0.00%            6.31%         32.53%         0.00%         14.75%
   Increase in Total Rent - Straight-line          0.00%            4.24%         20.06%         0.00%          9.74%

   Increase in Base Rent - Cash                    0.00%            3.45%         13.01%         0.00%          6.52%
   Increase in Total Rent - Cash                   0.00%            1.44%          2.97%         0.00%          1.97%

   Average Capital Cost per Square Foot           $  --         $   5.32 $        27.35      $     --       $  12.57

QUARTER ENDED JUNE 30, 2000:

   Expiring Square Feet                              --           71,275         10,322        23,483        105,080
   Vacated Square Feet                               --           34,644             --         3,920         38,564
   Renewed Square Feet                               --           36,631         10,322        19,563         66,516
   Retention Rate (% based upon square feet)       0.00%           51.39%        100.00%        83.31%         63.30%

Renewal & Retenanted Space:
---------------------------

   Increase in Base Rent - Straight-line           0.00%           18.79%         15.87%         4.15%         17.03%
   Increase in Total Rent - Straight-line          0.00%           14.10%          4.75%         3.69%         11.05%

   Increase in Base Rent - Cash                    0.00%           13.92%         14.87%         0.78%         13.14%
   Increase in Total Rent - Cash                   0.00%            9.43%          3.42%         0.38%          7.33%

   Average Capital Cost per Square Foot           $  --         $   7.40       $  19.95      $   4.58       $   9.85

                          QUARTERLY OFFICE RENEWAL ANALYSIS


                                                                Baltimore/    Northern/
                                                Greater        Washington   Central New       Greater         Total
                                              Philadelphia      Corridor       Jersey        Harrisburg      Office
                                              ------------      --------       ------        ----------      ------
QUARTER ENDED MARCH 31, 2000:

   Expiring Square Feet                              --          150,631         21,708        29,123        201,462
   Vacated Square Feet                               --           39,335          2,783         6,700         48,818
   Renewed Square Feet                               --          111,296         18,925        22,423        152,644
   Retention Rate (% based upon square feet)       0.00%           73.89%         87.18%        76.99%         75.77%

Renewal & Retenanted Space:
---------------------------

   Increase in Base Rent - Straight-line           0.00%           14.11%         12.66%        15.09%         14.06%
   Increase in Total Rent - Straight-line          0.00%           10.72%          7.59%        14.06%         10.63%

   Increase in Base Rent - Cash                    0.00%           12.14%         12.09%        14.66%         12.38%
   Increase in Total Rent - Cash                   0.00%            8.81%          7.17%        13.64%          9.05%

   Average Capital Cost per Square Foot          $   --        $    4.25       $   1.46      $   3.24      $    3.84


QUARTER ENDED DECEMBER 31, 1999:

   Expiring Square Feet                              --           75,165          3,274        89,542        167,981
   Vacated Square Feet                               --            3,996          3,274        25,567         32,837
   Renewed Square Feet                               --           71,169             --        63,975        135,144
   Retention Rate (% based upon square feet)       0.00%           94.68%          0.00%        71.45%         80.45%

Renewal & Retenanted Space:
---------------------------

   Increase in Base Rent - Straight-line           0.00%           14.45%         39.85%        12.14%         17.90%
   Increase in Total Rent - Straight-line          0.00%           13.00%         40.08%        10.85%         16.79%

   Increase in Base Rent - Cash                    0.00%            9.22%         31.03%        10.36%         13.01%
   Increase in Total Rent - Cash                   0.00%            7.87%         31.80%         9.25%         12.14%

   Average Capital Cost per Square Foot          $   --        $    5.44       $  37.73      $   1.39      $    8.68

QUARTER ENDED SEPTEMBER 30, 1999:

   Expiring Square Feet                              --           76,786         21,689            --         98,475
   Vacated Square Feet                               --            5,578          5,239            --         10,817
   Renewed Square Feet                               --           71,208         16,450            --         87,658
   Retention Rate (% based upon square feet)       0.00%           92.74%         75.84%         0.00%         89.02%

Renewal & Retenanted Space:
---------------------------

   Increase in Base Rent - Straight-line           0.00%           12.42%         35.58%         0.00%         16.17%
   Increase in Total Rent - Straight-line          0.00%            9.26%         20.17%         0.00%         11.10%

   Increase in Base Rent - Cash                    0.00%            9.76%         33.01%         0.00%         13.54%
   Increase in Total Rent - Cash                   0.00%            6.97%          7.91%         0.00%          7.13%

   Average Capital Cost per Square Foot          $   --        $    8.13       $  10.70      $     --      $    8.49

                  ACQUISITION SUMMARY AS OF SEPTEMBER 30, 2000


                                                                    Occupied Sq.    Occupancy       September 30,
                                                                      Ft. At       Percentage At   2000 Occupancy  Investment
                       Submarket     Acquisition Date  Square Feet  Acquisition    Acquisition       Percentage    (In Millions) (1)
                       ---------     ----------------  -----------  ------------  --------------   -------------   -----------------
INDIVIDUAL

PARKWAY CROSSING
  Hanover, Maryland

  7240 Parkway Drive   BWI Airport       4/18/2000        73,500       73,500          100.0%          98.3%             $7.46



                  DISPOSITION SUMMARY AS OF SEPTEMBER 30, 2000
                             (Dollars in Thousands)

                                                                                 Gross          Debt
                                                  Disposition      Square        Sales      Assumption or   Net Cash
                                     Submarket       Date           Feet        Proceeds      Repayment     Proceeds
                                     ---------       ----           ----        --------      ---------     --------
INDIVIDUAL RETAIL PROPERTIES

2100 S. Broadway                     Minot, ND     6/19/2000        46,134       $2,970         $2,432        $538


(1) Recorded investment by property as of September 30, 2000.

NOTE: COPT classifies its acquisitions by type -- entity, portfolio or individual acquisitions. Entity acquisitions are defined as mergers of significant portfolios of $100 + million with strong management organizations and a regional presence.

                    DEVELOPMENT SUMMARY AS OF SEPTEMBER 30, 2000
               (DOLLARS IN THOUSANDS EXCEPT PER SQUARE FOOT DATA)


                                                          PERCENTAGE     ANTICIPATED
                                              RENTABLE   PRE - LEASED     COST PER                                ANTICIPATED
                                               SQUARE         OR          RENTABLE     ANTICIPATED  INVESTMENT  STABILIZATION/
PROPERTY AND LOCATION          SUBMARKET        FEET       COMMITTED     SQUARE FOOT       COST      TO DATE       DELIVERY
---------------------          ---------        ----       ---------     -----------       ----      -------       --------
UNDER CONSTRUCTION

6375 Flank Drive
  Harrisburg, PA               East Shore        19,700      71.61%       $   103       $   2,038     $ 1,362    October 2000

6750 Alexander Bell Drive   (1) Howard County
  Columbia, MD                   Perimeter       78,630      80.53%           163          12,823       9,618    December 2000

2721 Phoenix Road (221 NBP) (2)
  Annapolis Junction, MD        BWI Airport     117,888      77.90%           152          17,883      12,271    December 2000

1304 Concourse Drive        (3)
  Linthicum, MD                 BWI Airport     100,000       0.00%           166          16,572       3,718     August 2001

2701 Phoenix Road (201 NBP) (4)
  Annapolis Junction, MD        BWI Airport     118,000      51.91%           155          18,313       5,229   September 2001

6731 Columbia Gateway Drive     Howard County
  Columbia, Maryland             Perimeter      125,000       0.00%           173          21,613       4,575    November 2001
                                                -------      -----        -------         -------     -------

  TOTAL UNDER CONSTRUCTION:                     559,218      41.22%       $   160         $89,242     $36,773
                                                -------      -----        -------       ---------     -------

UNDER DEVELOPMENT

114 National Business Parkway
  Annapolis Junction, MD         BWI Airport     10,000     100.00%           164           1,644         475      July 2001

2711 Phoenix Road (211 NBP)
  Annapolis Junction, MD         BWI Airport    150,000     100.00%           174          26,135       1,135    January 2002

6711 Columbia Gateway Drive      Howard County
  Columbia, Maryland               Perimeter    125,000       0.00%           176          22,000       3,958          (5)
                                                -------      -----        -------       ---------     -------

  TOTAL UNDER DEVELOPMENT:                      285,000      56.14%       $   175       $  49,779     $ 5,568
                                                -------      -----        -------       ---------     -------
  TOTAL                                         844,218      46.26%                     $ 139,022     $42,341
                                                =======      =====                      =========     =======

(1) The Company obtained a $9,325 construction loan and $3,009 is outstanding as of September 30, 2000.

(2) The Company obtained a $13,440 construction loan and $6,597 is outstanding as of September 30, 2000.

(3) The Company obtained a $11,800 construction loan. No draws have been made as of September 30, 2000.

(4) During September 2000, the Company contributed this development asset into a joint venture. This joint venture obtained a $13,725 construction loan in October 2000.

(5) Delivery is contingent upon completion and lease-up of 6731 Columbia Gateway Drive.